SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

March 27, 2006

Date of Report (Date of Earliest Event Reported)

U.S. Can Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13678	06-1094196
(State or other jurisdictions of incorporation or organization)	Commission File Numbers	(I.R.S. Employer Identification Nos.)

700 East Butterfield Rd.

Suite 250

Lombard, IL 60148

(Address, of principal executive offices, including zip code)

(630) 678-8000

(Registrant’s Telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications Pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 113e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As announced in the press release dated March 27, 2006, which is attached hereto as Exhibit 99.1, United States Can Company (the “Company”) accepted for purchase $124.64 million in aggregate principal amount of the Company’s outstanding 10 7/8% Senior Secured Notes due 2010 and $162.24 million in aggregate principal amount of the outstanding 12 3/8% Senior Subordinated Notes due 2010.

A copy of the Company’s press release issued on March 27, 2006 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

99.1 Press Release of the Company dated March 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CAN CORPORATION

By: /s/ Michael M. Rajkovic

Name: Michael M. Rajkovic

Title: Executive Vice President and

          Chief Financial Officer

Date: March 27, 2006

EXHIBIT INDEX

The following designated exhibit is filed herewith:

99.1	Press Release of the Company dated March 27, 2006.